CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on form S-8 pertaining to the 1986 Stock
Option Plan of IGENE Biotechnology, Inc. of our report dated March 5, 1999, with respect to the financial statements of IGENE Biotechnology, Inc. included in the annual report (Form 10-KSB) of IGENE Biotechnology, Inc. for the year ended December 31, 1998.



                               BERENSON & COMPANY LLP

New York, NY
April 5, 2000

                 CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on form S-8 pertaining to the 1997 Stock
Option Plan of IGENE Biotechnology, Inc. of our report dated February 25, 2000, with respect to the financial statements of IGENE Biotechnology, Inc. included in the annual report (Form 10-
KSB) of IGENE Biotechnology, Inc. for the year ended December 31,
1999.


                               BERENSON & COMPANY LLP


New York, NY
April 5, 2000